                                                                    Exhibit 99.1
                                                                    ------------


                             STOCK OPTION AGREEMENT
                             ----------------------

          THIS STOCK OPTION AGREEMENT ("Stock Option Agreement") dated November 18, 1997, is by and between HERITAGE BANCORP, INC., a Pennsylvania corporation ("Heritage") and BCB FINANCIAL SERVICES CORPORATION, a Pennsylvania corporation ("BCB").

                                   BACKGROUND
                                   ----------

          1. Heritage and BCB desire to enter into an Agreement and Plan of Consolidation, dated November 18, 1997 (the "Agreement"), providing, among other things, for the creation by Heritage and BCB of a bank holding company which will issue shares of its common stock to the shareholders of Heritage and BCB (the "Consolidation").

          2. As a condition to Heritage to enter into the Agreement, BCB is granting to Heritage an option to purchase up to that number of shares of common stock, par value $2.50 per share (the "Common Stock") of BCB as shall equal 19.9% of shares of Common Stock of BCB issued and outstanding as of the date hereof, on the terms and conditions hereinafter set forth.

                                   AGREEMENT
                                   ---------

          In consideration of the foregoing and the mutual covenants and agreements set forth herein, Heritage and BCB, intending to be legally bound hereby, agree:

          1.  Grant of Option.  BCB hereby grants to Heritage, on the terms and
              ---------------
conditions set forth herein, the option to purchase (the "Option") up to 690,516 shares of Common Stock of BCB (as adjusted as set forth herein, the "Option Shares") at a price per share (as adjusted as set forth herein, the "Option Price") equal to $22.375, provided, however, that in no event shall the number of Option Shares for which the Option is exercisable exceed 19.9% of the issued and outstanding shares of BCB Common Stock without giving effect to any shares subject to or issued pursuant to the Option.

          2.  Exercise of Option.
              ------------------

              (a) Provided that (i) Heritage shall not be, on the date of exercise, in material breach of the agreements or covenants contained in the Agreement, this Stock Option Agreement or the reciprocal Stock Option Agreement by and between BCB and Heritage, and (ii) no preliminary or permanent injunction or other order against the delivery of shares covered by the Option issued by any court of competent jurisdiction in the United States shall be in effect on the date of exercise, upon or after the occurrence of a Triggering Event (as such term is hereinafter defined) Heritage may exercise the Option, in whole or in part, at any time or one or more times, from time to time; provided that the Option shall terminate and be of no further force and effect upon the earliest to occur of (A) the Effective Date of the Consolidation, as provided in the Agreement, (B) termination of the Agreement in accordance with the terms thereof prior to the occurrence of a Triggering Event or a Preliminary Triggering Event, other than a termination of the Agreement pursuant to Section 6.01(d), unless in the case of termination by BCB pursuant to Section 6.01(d), such termination is as a result of a willful breach of the Agreement by Heritage (a termination pursuant to Section 6.01(d), except a termination by BCB as a result of a willful breach by Heritage, being referred to herein as a "Default Termination"), (C) 18 months after the termination of the Agreement by Heritage or BCB pursuant to a Default Termination, and (D) 18 months after termination of the Agreement (other than pursuant to a Default Termination) following the occurrence of a Triggering Event or a Preliminary Triggering Event; and provided, further, that any purchase of shares upon exercise of the Option shall be subject to compliance with applicable securities and banking laws. The rights set forth in Section 3 hereof shall terminate when the right to exercise the Option terminates (other than as a result of a complete exercise of the Option) as set forth above.

          (b) As used herein, the term "Triggering Event" means the occurrence of any of the following events:

               (i) a person or group (as such terms are defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder), other than Heritage or an affiliate of Heritage, acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 25% or more of the then outstanding shares of Common Stock (excluding any shares eligible to be reported on Schedule 13G of the Securities and Exchange Commission); or

               (ii) a person or group, other than Heritage or an affiliate of Heritage, enters into an agreement or letter of intent or memorandum of understanding with BCB or BCB shall have authorized, recommended or publicly proposed, or publicly announced an intention to authorize, recommend or propose, such an agreement or letter of intent or memorandum of understanding, pursuant to which such person or group or any affiliate of such person or group would (i) merge or consolidate, or enter into any similar transaction, with BCB, (ii) acquire all or substantially all of the assets or liabilities of BCB or all or substantially all of the assets or liabilities of Berks County Bank (or any successor subsidiary), the wholly-owned subsidiary of BCB ("BCB Bank"), or (iii) acquire beneficial ownership of securities representing, or the right to acquire beneficial ownership or to vote securities representing, 25% or more of

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

     the then outstanding shares of Common Stock (excluding any shares eligible to be reported on Schedule 13G of the Securities and Exchange Commission) or the then outstanding shares of common stock of BCB Bank.

          (c) As used herein, the term "Preliminary Triggering Event" means the occurrence of any of the following events:

               (i) a person or group (as such terms are defined in the Exchange Act and the rules and regulations thereunder), other than Heritage or an affiliate of Heritage, acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 10% or more of the then outstanding shares of Common Stock (excluding any shares eligible to be reported on Schedule 13G of the Securities and Exchange Commission);

               (ii) a person or group, other than Heritage or an affiliate of Heritage, publicly announces a bona fide proposal (including a written communication that is or becomes the subject of public disclosure) for (i) any merger, consolidation or acquisition of all or substantially all the assets or liabilities of BCB or all or substantially all the assets or liabilities of BCB Bank, or any other business combination involving BCB or BCB Bank, or (ii) a transaction involving the transfer of beneficial ownership of securities representing, or the right to acquire beneficial ownership or to vote securities representing, 10% or more of the then outstanding shares of Common Stock or the then outstanding shares of Common Stock of BCB Bank (collectively, a "Proposal"), and thereafter, if such Proposal has not been Publicly Withdrawn (as such term is hereinafter defined) at least 30 days prior to the meeting of shareholders of BCB called to vote on the Consolidation, BCB's shareholders fail to approve the Consolidation by the vote required by applicable law at the meeting of shareholders called for such purpose or such meeting has been cancelled; or

               (iii) the Board of Directors of BCB shall (A) exercise the right granted to it in clause (i) of the second sentence of Section 4.06 of the Agreement, (B) fail to recommend the Consolidation, (C) recommend an Acquisition Transaction or (D) have withdrawn or modified in a manner adverse to Heritage the recommendation of the Board of Directors of BCB with respect to the Agreement and thereafter BCB's shareholders fail to approve the Consolidation by the vote required by law at the meeting of shareholders called for such purpose or such meeting is not scheduled or is cancelled without the written consent of Heritage; or

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

               (iv) a person or group, other than Heritage or an affiliate of Heritage, makes a bona fide Proposal and thereafter, but before such Proposal has been Publicly Withdrawn, BCB shall have breached any representation, warranty, covenant or obligation contained in the Agreement and such breach would entitle Heritage to terminate the Agreement under
     Section 6.01(d) thereof (without regard to the cure period provided for therein unless such cure is promptly effected without jeopardizing consummation of the Consolidation pursuant to the Agreement).

If more than one of the transactions giving rise to a Triggering Event or a Preliminary Triggering Event under this Section 2 is undertaken or effected, then all such transactions shall give rise only to one Triggering Event or Preliminary Triggering Event, as applicable, which Triggering Event or Preliminary Triggering Event shall be deemed continuing for all purposes hereunder until all such transactions are abandoned.

          "Publicly Withdrawn" for purposes of this Section 2 shall mean an unconditional bona fide withdrawal of the Proposal coupled with a public announcement of no further interest in pursuing such Proposal or in acquiring any controlling influence over BCB or in soliciting or inducing any other person (other than Heritage or an affiliate of Heritage) to do so.

          Notwithstanding the foregoing, the obligation of BCB to issue Option Shares upon exercise of the Option shall be deferred (but shall not terminate):
(i) until the receipt of all required governmental or regulatory approvals or consents necessary for BCB to issue the Option Shares or Heritage to exercise the Option, or until the expiration or termination of any waiting period required by law, or (ii) so long as any injunction or other order, decree or ruling issued by any federal or state court of competent jurisdiction is in effect which prohibits the sale or delivery of the Option Shares, and, in each case, notwithstanding any provision to the contrary set forth herein, the Option shall not expire or otherwise terminate with respect to the Option Shares subject to any prior exercise.

          BCB shall notify Heritage promptly in writing of the occurrence of any Triggering Event known to it, it being understood that the giving of such notice by BCB shall not be a condition to the right of Heritage to exercise the Option. BCB will not take any action which would have the effect of preventing or disabling BCB from delivering the Option Shares to Heritage upon exercise of the Option or otherwise performing its obligations under this Stock Option Agreement, except to the extent required by applicable securities and banking laws and regulations. In the event Heritage wishes to exercise the Option, Heritage shall send a written notice to BCB (the date of which is hereinafter referred to as the "Notice Date") specifying the total number of Option Shares it wishes to purchase and a place and date between two and ten business days inclusive from the Notice Date for the closing of such a purchase (a "Closing"); provided, however, that a Closing shall not occur prior to two days after the later of receipt of any necessary regulatory approvals or the expiration of any legally required notice or waiting period, if any.

     3.   Repurchase of Option by BCB.
          ---------------------------

          (a) Subject to the last sentence of Section 2(a), at the request of Heritage at any time commencing upon the first occurrence of a Repurchase Event (as defined in Section 3(d)) and ending 18 months immediately thereafter, BCB shall repurchase from Heritage (x) the Option and (y) all shares of Common Stock purchased by Heritage pursuant hereto with respect to which Heritage then has beneficial ownership. The date on which Heritage exercises its rights under this Section 3 is referred to as the "Request Date." Such repurchase shall be at an aggregate price (the "Section 3 Repurchase Consideration") equal to the sum of:

               (i) the aggregate Purchase Price paid by Heritage for any shares of Common Stock acquired pursuant to the Option with respect to which Heritage then has beneficial ownership;

               (ii) the excess, if any, of (x) the Applicable Price (as defined below) for each share of Common Stock over (y) the Option Price (subject to adjustment pursuant to Section 6), multiplied by the number of shares of Common Stock with respect to which the Option has not been exercised; and

               (iii) the excess, if any, of the Applicable Price over the Option Price (subject to adjustment pursuant to Section 6) paid (or, in the case of Option Shares with respect to which the Option has been exercised, but the Closing has not occurred, payable) by Heritage for each share of Common Stock with respect to which the Option has been exercised and with respect to which Heritage then has beneficial ownership, multiplied by the number of such shares.

          (b) If Heritage exercises it rights under this Section 3, BCB shall, within ten (10) business days after the Request Date, pay the Section 3 Repurchase Consideration to Heritage in immediately available funds, and contemporaneously with such payment, Heritage shall surrender to BCB the Option and the certificate evidencing the shares of Common Stock purchased thereunder with respect to which Heritage then has beneficial ownership, and Heritage shall warrant that it has sole record and beneficial ownership of such shares, and that the same are then free and clear of all liens, claims, charges and encumbrances of any kind whatsoever. Notwithstanding the foregoing, to the extent that prior notification to or approval of any banking agency or department of any federal or state government, including without limitation the FRB, the OCC, the FDIC, or the respective staffs thereof (the "Regulatory Authority"), is required in connection with the payment of all or any portion of the Section 3 Repurchase Consideration, Heritage shall have the ongoing option to revoke its request for repurchase pursuant to Section 3, in whole or in part, or to require that BCB deliver from time to time that portion of the Section 3 Repurchase Consideration that it is not then so prohibited from paying and promptly file the required notice or application for approval and expeditiously process the same (and each party shall cooperate with the other in the filing of any such notice or application and the obtaining of any such approval), in which case the ten (10) business day period of time that would otherwise run pursuant to the preceding sentence for the payment of the portion of the Section 3 Repurchase Consideration shall run instead from the date on which, as the case may be, any required notification period has expired or been terminated or such approval has been obtained and, in either event, any requisite waiting period shall have passed. If any Regulatory Authority disapproves of any part of BCB's proposed repurchase pursuant to this Section 3, BCB shall promptly give notice of such fact to Heritage. If any Regulatory Authority prohibits the repurchase pursuant to this Section 3, BCB shall promptly give notice of such fact to Heritage. If any Regulatory Authority prohibits the repurchase in part but not in whole, then Heritage shall have the right (i) to revoke the repurchase request or (ii) to the extent permitted by such Regulatory Authority, determine whether the repurchase should apply to the Option and/or Option Shares and to what extent to each, and Heritage shall thereupon have the right to exercise the Option as to the number of Option Shares for which the Option was exercisable at the Request Date less the sum of the number of shares covered by the Option in respect of which payment has been made pursuant to Section 3(a)(ii) and the number of shares covered by the portion of the Option (if any) that has been repurchased. Heritage shall notify BCB of its determination under the preceding sentence within five (5) business days of receipt of notice of disapproval of the repurchase.

          (c) For purposes of this Agreement, the "Applicable Price" means the highest of (i) the highest price per share of Common Stock paid for any such share by the person or groups described in Section 3(d)(i), (ii) the price per share of Common Stock received by a holder of Common Stock in connection with any merger or other business combination transaction described in Section 3(d)(ii), (iii) or (iv), or (iii) the highest closing sales price per share of Common Stock quoted on the Nasdaq Stock Market during the 40 business days preceding the Request Date; provided, however, that in the event of a sale of less than all of BCB's assets, the Applicable Price shall be the sum of the price paid in such sale for such assets and the current market value of the remaining assets of BCB as determined by a nationally-recognized investment banking firm selected by Heritage, divided by the number of shares of Common Stock outstanding at the time of such sale. If the consideration to be offered, paid or received pursuant to either of the foregoing clauses (i) or (ii) shall be other than in cash, the value of such consideration shall be determined in good faith by an independent nationally-recognized investment banking firm selected by Heritage and reasonably acceptable to BCB, which determination shall be conclusive for all purposes of this Agreement.

          (d) As used herein, a Repurchase Event shall occur if (i) any person or group (as such terms are defined in the Exchange Act and the rules and regulations thereunder), other than Heritage or an affiliate of Heritage, acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of, or the right to acquire beneficial ownership of, 25% or more of the then-outstanding shares of Common Stock, (ii) BCB shall have merged or consolidated with any person, other than Heritage or an affiliate of Heritage, and shall not be the surviving or continuing corporation of such merger or consolidation, (iii) any person, other than Heritage or an affiliate of Heritage, shall have merged into BCB and BCB shall be the surviving corporation, but, in connection with such merger, the then-outstanding shares of Common Stock have been changed into or exchanged for stock or other securities of BCB or any other person or cash or any other property or the outstanding shares of Common Stock immediately prior to such merger shall after such merger represent less than 50% of the outstanding shares and share equivalents of the surviving corporation or (iv) BCB shall have sold or otherwise transferred more than 25% of its consolidated assets to any person, other than Heritage or an affiliate of Heritage.

     4.   Payment and Delivery of Certificates.  At any Closing hereunder,
          ------------------------------------
(a) Heritage will make payment to BCB of the aggregate price for the Option Shares so purchased by wire transfer of immediately available funds to an account designated by BCB, (b) BCB will deliver to Heritage a stock certificate or certificates representing the number of Option Shares so purchased, registered in the name of Heritage or its designee, in such denominations as were specified by Heritage in its notice of exercise, and (c) Heritage will pay any transfer or other taxes required by reason of the issuance of the Option Shares so purchased.

     A legend will be placed on each stock certificate evidencing Option Shares issued pursuant to this Stock Option Agreement, which legend will read substantially as follows:

               "The shares of stock evidenced by this certificate have not been the subject of a registration statement filed under the Securities Act of 1933, as amended (the "Act"), and declared effective by the Securities and Exchange Commission. These shares may not be sold, transferred or otherwise disposed of prior to such time unless BCB Financial Services Corporation receives an opinion of counsel acceptable to it stating that an exemption from the registration provisions of the Act is available for such transfer."

          5.   Registration Rights.  Upon or after the occurrence of a
               -------------------
Triggering Event and upon receipt of a written request from Heritage, BCB shall prepare and file as soon as practicable a registration statement under the Securities Act of 1933 (the "Securities Act") with the Securities and Exchange Commission covering the Option and such number of Option Shares as Heritage shall specify in its request, and BCB shall use its best efforts to cause such registration statement to be declared effective in order to permit the sale or other disposition of the Option and the Option Shares, provided that Heritage shall in no event have the right to have more than one such registration statement become effective, and provided further that BCB shall not be required to prepare and file any such registration statement in connection with any proposed sale with respect to which counsel to BCB delivers to BCB and to Heritage its opinion to the effect that no such filing is required under applicable laws and regulations with respect to such sale or disposition; provided further, however, that BCB may delay any registration of Option Shares above for a period not exceeding 90 days in the event that BCB shall in good faith determine that any such registration would adversely affect an offering or contemplated offering of securities by BCB. Heritage shall provide all information reasonably requested by BCB for inclusion in any registration statement to be filed hereunder. In connection with such filing, BCB shall use its reasonable best efforts to cause to be delivered to Heritage such certificates, opinions, accountant's letters and other documents as Heritage shall reasonably request and as are customarily provided in connection with registration of securities under the Securities Act. BCB shall provide to Heritage such number of copies of the preliminary prospectus and final prospectus and any amendments and supplements thereto as Heritage may reasonably request.

          All reasonable expenses incurred by BCB in complying with the provisions of this Section 5, including, without limitation, all registration and filing fees, reasonable printing expenses, reasonable fees and disbursements of counsel for BCB and blue sky fees and expenses, shall be paid by BCB. Underwriting discounts and commissions to brokers and dealers relating to the Option Shares, fees and disbursements of counsel to Heritage and any other expenses incurred by Heritage in connection with such filing shall be borne by Heritage. In connection with such filing, BCB shall indemnify and hold harmless Heritage against any losses, claims, damages or liabilities, joint or several, to which Heritage may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any preliminary or final registration statement or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and BCB will reimburse Heritage for any legal or other expense reasonably incurred by Heritage in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that BCB will not be liable in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such preliminary or final registration statement or such amendment or supplement thereto in reliance upon and in conformity with written information furnished by or on behalf of Heritage specifically for use in the preparation thereof. Heritage will indemnify and hold harmless BCB to the same extent as set forth in the immediately preceding sentence but only with reference to written information furnished by or on behalf of Heritage for use in the preparation of such preliminary or final registration statement or such amendment or supplement thereto; and Heritage will reimburse BCB for any legal or other expense reasonably incurred by BCB in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding anything to the contrary contained herein, no indemnifying party shall be liable for any settlement effected without its prior written consent.

          6.   Adjustment Upon Changes in Capitalization.  In the event of any
               -----------------------------------------
change in the Common Stock by reason of stock dividends, split-ups, recapitalizations, combinations, conversions, divisions, exchanges of shares or the like, then the number and kind of Option Shares and the Option Price shall be appropriately adjusted.

          7.   Filings and Consents.  Each of Heritage and BCB will use its
               --------------------
reasonable best efforts to make all filings with, and to obtain consents of, all third parties and governmental authorities necessary to the consummation of the transactions contemplated by this Stock Option Agreement. Within 10 days from the date hereof, Heritage shall file a report of beneficial ownership on Form 13D with the Securities and Exchange Commission under the Exchange Act which discloses the rights of Heritage hereunder.

          8.   Representations and Warranties of BCB.  BCB hereby represents and
               -------------------------------------
warrants to Heritage as follows:

               (a) Due Authorization.  BCB has full corporate power and
                   -----------------
authority to execute, deliver and perform this Stock Option Agreement and all corporate action necessary for execution, delivery and performance of this Stock Option Agreement has been duly taken by BCB. This Stock Option Agreement constitutes a legal, valid and binding obligation of BCB, enforceable against BCB in accordance with its terms (except as may be limited by applicable bankruptcy, insolvency,

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

reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles).

               (b) Authorized Shares.  BCB has taken all necessary corporate
                   -----------------
action to authorize and reserve for issuance all shares of Common Stock that may be issued pursuant to any exercise of the Option.

          9.   Representations and Warranties of Heritage.  Heritage hereby
               ------------------------------------------
represents and warrants to BCB that Heritage has full corporate power and authority to execute, deliver and perform this Stock Option Agreement and all corporate action necessary for execution, delivery and performance of this Stock Option Agreement has been duly taken by Heritage. This Stock Option Agreement constitutes a legal, valid and binding obligation of Heritage, enforceable against Heritage in accordance with its terms (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles).

          10.  Specific Performance.  The parties hereto acknowledge that
               --------------------
damages would be an inadequate remedy for a breach of this Stock Option Agreement and that the obligations of the parties hereto shall be specifically enforceable.

          11.  Entire Agreement.  This Stock Option Agreement and the Agreement
               ----------------
constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

          12.  Assignment or Transfer.  Heritage may not sell, assign or
               ----------------------
otherwise transfer its rights and obligations hereunder, in whole or in part, to any person or group of persons other than to a subsidiary of Heritage. Heritage represents that it is acquiring the Option for Heritage's own account and not with a view to, or for sale in connection with, any distribution of the Option or the Option Shares. Heritage is aware that neither the Option nor the Option Shares is the subject of a registration statement filed with, and declared effective by, the Securities and Exchange Commission pursuant to Section 5 of the Securities Act, but instead each is being offered in reliance upon the exemption from the registration requirement provided by Section 4(2) thereof and the representations and warranties made by Heritage in connection therewith.

          13.  Amendment of Stock Option Agreement.  By mutual consent of the
               -----------------------------------
parties hereto, this Stock Option Agreement may be amended in writing at any time, for the purpose of facilitating performance hereunder or to comply with any applicable regulation of any governmental authority or any applicable order of any court or for any other purpose.

          14.  Validity.  The invalidity or unenforceability of any provision of
               --------
this Stock Option Agreement shall not affect the validity or enforceability of any other provisions of this Stock Option Agreement, which shall remain in full force and effect.

          15.  Notices.  All notices, requests, consents and other
               -------
communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered personally, by telegram or telecopy, or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties as follows:

               (i)  If to Heritage, to:


                    Heritage Bancorp, Inc.
                    120 South Centre Street
                    Pottsville, Pennsylvania  17901

                    Attention:  Allen E. Kiefer, President
                                and Chief Executive Officer

                    Telecopy No.:  (717) 622-2320

                    with a copy to:

                    Rhoads & Sinon LLP
                    One South Market Square, 12th Floor
                    Harrisburg, Pennsylvania 17108

                    Attention:  Charles J. Ferry, Esquire

                    Telecopy No.:  (717) 232-1459

               (ii) If to BCB, to:

                    BCB Financial Services Corporation
                    The Madison Building
                    400 Washington Street
                    Reading, Pennsylvania 19601

                    Attention:  Nelson R. Oswald, President
                                and Chief Executive Officer

                    Telecopy No.:  (610) 378-9193
                    with copies to:

                    Stevens & Lee
                    One Glenhardie Corporate Center
                    Suite 202
                    1275 Drummers Lane
                    P.O. Box 236
                    Wayne, PA 19087

                    Attention:  Jeffrey P. Waldron, Esquire

                    Telecopy No.:  (610) 687-1384

or to such other address as the person to whom notice is to be given may have previously furnished to the others in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

          16.  Governing Law.  This Stock Option Agreement shall be governed by
               -------------
and construed in accordance with the domestic internal law (but not the law of conflicts of law) of the Commonwealth of Pennsylvania.

          17.  Captions.  The captions in this Stock Option Agreement are
               --------
inserted for convenience and reference purposes, and shall not limit or otherwise affect any of the terms or provisions hereof.

          18.  Waivers and Extensions.  The parties hereto may, by mutual
               ----------------------
written consent, extend the time for performance of any of the obligations or acts of either party hereto. Each party may waive in writing (i) compliance with any of the covenants of the other party contained in this Stock Option Agreement and/or (ii) the other party's performance of any of its obligations set forth in this Stock Option Agreement.

          19.  Parties in Interest.  This Stock Option Agreement shall be
               -------------------
binding upon and inure solely to the benefit of each party hereto, and, nothing in this Stock Option Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Stock Option Agreement.

          20.  Counterparts.  This Stock Option Agreement may be executed in two
               ------------
or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

          21.  Expenses.  Except as otherwise provided herein, all costs and
               --------
expenses incurred by the parties hereto in connection with the transactions contemplated by this Stock Option Agreement or the Option shall be paid by the party incurring such cost or expense.

          22.  Defined Terms.  Capitalized terms which are used but not defined
               -------------
herein shall have the meanings ascribed to such terms in the Agreement.

          IN WITNESS WHEREOF, each of the parties hereto, pursuant to resolutions adopted by its Board of Directors, has caused this Stock Option Agreement to be executed by its duly authorized officer as of the day and year first above written.


                              HERITAGE BANCORP, INC.

                              By
                                ---------------------------------
                                      Allen E. Kiefer,
                                      President and Chief
                                      Executive Officer

                              BCB FINANCIAL SERVICES CORPORATION

                              By
                                ---------------------------------
                                      Nelson R. Oswald,
                                      Chairman, President and Chief
                                      Executive Officer